CAMDEN

Living Excellence

3Q15 Earnings Release & Supplemental Information

Camden Hayden ● Tempe, AZ
Year Built 2015 ● 234 Apartment Homes
88% Leased – October 28, 2015

Investor Relations Contact
Kim Callahan ● (713) 354-2549

11 Greenway Plaza ● Houston TX 77046 ● (713) 354-2500 ● www.camdenliving.com

CAMDEN

Living Excellence

3Q15 Earnings Release & Supplemental Information

Camden Hayden ● Tempe, AZ
Year Built 2015 ● 234 Apartment Homes
88% Leased – October 19, 2015

Investor Relations Contact
Kim Callahan ● (713) 354-2549

11 Greenway Plaza ● Houston TX 77046 ● (713) 354-2500 ● www.camdenliving.com

CAMDEN	TABLE OF CONTENTS

In addition to historical information, this document contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden (the "Company") operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in this document represent management’s opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

CAMDEN PROPERTY TRUST ANNOUNCES THIRD QUARTER 2015 OPERATING RESULTS

Houston, TEXAS (October 29, 2015) - Camden Property Trust (NYSE:CPT) today announced operating results for the three and nine months ended September 30, 2015.

Funds from Operations (“FFO”), Adjusted Funds from Operations (“AFFO”), and Net Income Attributable to Common Shareholders (“EPS”) for the three and nine months ended September 30, 2015 are detailed below.

	Three Months Ended		Nine Months Ended
	September 30		September 30
Per Diluted Share	2015	2014	2015	2014
FFO	$1.14	$1.09	$3.34	$3.19
AFFO	$0.91	$0.89	$2.77	$2.71
EPS	$0.41	$0.43	$2.09	$1.28

A reconciliation of EPS to FFO is included in the financial tables accompanying this press release.

Same Property Results

	Quarterly Growth	Sequential Growth	Year to Date Growth
	3Q15 vs. 3Q14	3Q15 vs. 2Q15	2015 vs. 2014
Revenues	5.5%	2.1%	5.1%
Expenses	5.7%	4.8%	5.2%
Net Operating Income ("NOI")	5.5%	0.6%	5.0%

	3Q15	3Q14	2Q15
Occupancy	96.0%	95.9%	95.9%

“We are pleased to report another solid quarter of earnings growth,” said Richard Campo, Camden’s Chairman and CEO.  “Operating fundamentals in the apartment industry remain favorable, and we expect 2016 to be another strong year for our business.”

The Company defines same property communities as communities owned and stabilized as of January 1, 2014. A reconciliation of net income to NOI and same property NOI is included in the financial tables accompanying this press release.

Development Activity
Lease-up was completed during the third quarter at Camden Foothills in Scottsdale, AZ and the property is currently 94% occupied. Construction was completed during the quarter at Camden Flatirons located in Denver, CO and Camden Glendale located in Glendale, CA.

Development Communities - Construction Completed and Projects in Lease-Up ($ in millions)

		Total	Total	CPT %	% Leased
Community Name	Location	Units	Cost	Owned	as of 10/28/2015
Camden Hayden	Tempe, AZ	234	$44.2	100%	88%
Camden Flatirons	Denver, CO	424	79.2	100%	81%
Camden Glendale	Glendale, CA	303	112.8	100%	57%
TOTAL		961	$236.2

Development Communities - Construction Ongoing ($ in millions)

		Total	Total	CPT %	% Leased
Community Name	Location	Units	Budget	Owned	as of 10/28/2015
Camden Paces	Atlanta, GA	379	$117.0	100%	67%
Camden Southline	Charlotte, NC	266	48.0	31.3%	68%
Camden Chandler	Chandler, AZ	380	73.0	100%	67%
Camden Gallery	Charlotte, NC	323	58.0	100%
Camden Victory Park	Dallas, TX	423	82.0	100%
The Camden	Los Angeles, CA	287	145.0	100%
Camden Lincoln Station	Denver, CO	267	56.0	100%
Camden NoMa II	Washington, DC	405	115.0	100%
Camden Shady Grove	Rockville, MD	457	116.0	100%
Camden McGowen Station	Houston, TX	315	90.0	100%
TOTAL		3,502	$900.0

Acquisition/Disposition Activity
Subsequent to quarter-end, the Company acquired a 5.8-acre land parcel in Gaithersburg, MD for $13.3 million for the future development of approximately 365 apartment homes. The Company also disposed of Camden Providence Lakes, a 260-home community in Brandon, FL for $33.0 million subsequent to quarter-end.

Earnings Guidance
Camden updated its earnings guidance for 2015 based on its current and expected views of the apartment market and general economic conditions, and provided guidance for fourth quarter 2015 as detailed below.

Per Diluted Share	4Q15	2015
FFO	$1.17 - $1.21	$4.51 - $4.55
EPS	$0.62 - $0.66	$2.71 - $2.75

Same Property Growth	2015 Range	2015 Midpoint
Revenue	5.1% - 5.3%	5.2%
Expenses	5.1% - 5.3%	5.2%
NOI	5.1% - 5.3%	5.2%

Camden intends to update its earnings guidance to the market on a quarterly basis. Additional information on the Company’s 2015 financial outlook and a reconciliation of expected EPS to expected FFO are included in the financial tables accompanying this press release.

Conference Call
The Company will hold a conference call on Friday, October 30, 2015 at 11:00 a.m. Central Time to review its third quarter 2015 results and discuss its outlook for future performance. To participate in the call, please dial (888) 317-6003 (Domestic) or (412) 317-6061 (International) by 10:50 a.m. Central Time and enter passcode: 3697045, or join the live webcast of the conference call by accessing the Investors section of the Company’s website at camdenliving.com. Supplemental financial information is available in the Investors section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (800) 922-6336.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in today’s press release represent management’s current opinions, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

About Camden
Camden Property Trust, an S&P 400 Company, is a real estate company engaged in the ownership, management, development, redevelopment, acquisition, and construction of multifamily apartment communities. Camden owns interests in and operates 170 properties containing 59,147 apartment homes across the United States. Upon completion of 10 properties under development, the Company’s portfolio will increase to 62,649 apartment homes in 180 properties. Camden was recently named by FORTUNE® Magazine for the eighth consecutive year as one of the “100 Best Companies to Work For” in America, ranking #10.

For additional information, please contact Camden’s Investor Relations Department at (800) 922-6336 or (713) 354-2787 or access our website at camdenliving.com.

CAMDEN	FINANCIAL HIGHLIGHTS
(In thousands, except per share, property data amounts and ratios)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Total property revenues	$227,185	$213,098	$663,270	$627,519

EBITDA	126,187	119,997	372,883	355,439

Net income attributable to common shareholders	37,044	38,283	188,722	113,591
Per share - basic	0.41		2.10	1.28
Per share - diluted	0.41	0.43	2.09	1.28

Funds from operations	104,346	98,712	304,915	287,710
Per share - diluted	1.14	1.09	3.34	3.19

Adjusted funds from operations	82,838	80,638	252,913	244,226
Per share - diluted	0.91	0.89	2.77	2.71

Dividends per share	0.70	0.66	2.10	1.98
Dividend payout ratio	61.4%	60.6%	62.9%	62.1%

Interest expensed	23,265	22,967	72,288	68,846
Interest capitalized	4,242	5,782	14,651	16,106
Total interest incurred	27,507	28,749	86,939	84,952

Principal amortization	728	1,072	2,160	3,225

Net Debt to Annualized EBITDA (a)	5.4x	5.6x	5.4x	5.7x
Interest expense coverage ratio	5.4x	5.2x	5.2x	5.2x
Total interest coverage ratio	4.6x	4.2x	4.3x	4.2x
Fixed charge expense coverage ratio	5.3x	5.0x	5.0x	4.9x
Total fixed charge coverage ratio	4.5x	4.0x	4.2x	4.0x
Unencumbered real estate assets (at cost) to unsecured debt ratio	3.4x	3.2x	3.4x	3.2x

Same property NOI increase (b)	5.5%	4.1%	5.0%	5.2%
(# of apartment homes included)	47,618	47,916	47,618	47,916

Gross turnover of apartment homes (annualized)	74%	73%	64%	66%
Net turnover (excludes on-site transfers and transfers to other Camden communities)	64%	62%	53%	56%

			As of September 30,
			2015	2014
Total assets			$6,033,888	$5,911,976
Total debt			$2,715,207	$2,743,949
Common and common equivalent shares, outstanding end of period (c)			91,413	90,885
Share price, end of period			$73.90	$68.53
Book equity value, end of period (d)			$2,968,552	$2,811,908
Market equity value, end of period (e)			$6,755,421	$6,228,349

(a) Net Debt is Notes Payable as reported at period end less Cash as reported at period end. Annualized EBITDA is EBITDA as reported for the period multiplied by either 4 for quarter results or 1.33 for 9 month results.

(b) "Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2014, excluding properties held for sale.

(c) Includes at September 30, 2015: 89,518 common shares (including 353 common share equivalents related to share awards & options), plus 1,895 common share equivalents upon the assumed conversion of non-controlling units.

(d) Includes: common shares, common units, common share equivalents, and non-qualified deferred compensation share awards.

(e) Includes: common shares, common units, and common share equivalents.

Note: Please refer to pages 26 and 27 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	OPERATING RESULTS
(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
OPERATING DATA
Property revenues
Rental revenues	$194,515	$184,247	$571,461	$543,649
Other property revenues	32,670	28,851	91,809	83,870
Total property revenues	227,185	213,098	663,270	627,519

Property expenses
Property operating and maintenance	58,062	55,228	164,532	158,239
Real estate taxes	26,044	23,447	76,774	70,640
Total property expenses	84,106	78,675	241,306	228,879

Non-property income
Fee and asset management	1,902	2,131	5,083	7,301
Interest and other income	107	430	308	762
Income/(loss) on deferred compensation plans	(3,438)	(765)	(1,871)	1,934
Total non-property income	(1,429)	1,796	3,520	9,997

Other expenses
Property management	5,884	5,416	17,928	17,108
Fee and asset management	1,227	1,240	3,424	3,746
General and administrative	11,790	10,331	33,120	30,410
Interest	23,265	22,967	72,288	68,846
Depreciation and amortization	65,079	59,179	190,337	174,528
Amortization of deferred financing costs	725	836	2,143	2,493
Expense/(benefit) on deferred compensation plans	(3,438)	(765)	(1,871)	1,934
Total other expenses	104,532	99,204	317,369	299,065

Gain on sale of operating properties, including land	—	1,808	85,192	3,609
Impairment associated with land holdings	—	—	—	(1,152)
Equity in income of joint ventures	1,574	863	4,487	5,889
Income from continuing operations before income taxes	38,692	39,686	197,794	117,918
Income tax expense	(498)	(353)	(1,334)	(1,228)
Net income	38,194	39,333	196,460	116,690
Less income allocated to non-controlling interests from continuing operations	(1,150)	(1,050)	(7,738)	(3,099)
Net income attributable to common shareholders	$37,044	$38,283	$188,722	$113,591

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	$38,194	$39,333	$196,460	$116,690
Other comprehensive income
Unrealized loss on cash flow hedging activities	—	(417)	—	(417)
Reclassification of net loss on cash flow hedging activities, prior service cost and net loss on post retirement obligation	38	20	112	49
Comprehensive income	38,232	38,936	196,572	116,322
Less income allocated to non-controlling interests from continuing operations	(1,150)	(1,050)	(7,738)	(3,099)
Comprehensive income attributable to common shareholders	$37,082	$37,886	$188,834	$113,223

PER SHARE DATA
Total earnings per common share – basic	$0.41	$0.43	$2.10	$1.28
Total earnings per common share – diluted	0.41	0.43	2.09	1.28

Weighted average number of common shares outstanding:
Basic	89,164	88,146	89,102	87,882
Diluted	90,341	89,353	89,450	89,052

Note: Please refer to pages 26 and 27 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
(In thousands, except per share and property data amounts)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
FUNDS FROM OPERATIONS

Net income attributable to common shareholders	$37,044	$38,283	$188,722	$113,591
Real estate depreciation and amortization	63,852	58,039	186,818	170,606
Adjustments for unconsolidated joint ventures	2,300	1,340	6,782	3,980
Income allocated to non-controlling interests	1,150	1,050	7,738	3,099
Gain on sale of unconsolidated joint venture properties	—	—	—	(3,566)
Gain on sale of operating properties, net of tax	—	—	(85,145)	—
Funds from operations	$104,346	$98,712	$304,915	$287,710

Less: recurring capitalized expenditures (a)	(21,508)	(18,074)	(52,002)	(43,484)

Adjusted funds from operations - diluted	$82,838	$80,638	$252,913	$244,226

PER SHARE DATA
Funds from operations - diluted	$1.14	$1.09	$3.34	$3.19
Adjusted funds from operations - diluted	0.91	0.89	2.77	2.71
Distributions declared per common share	0.70	0.66	2.10	1.98

Weighted average number of common shares outstanding:
FFO/AFFO - diluted	91,426	90,439	91,347	90,138

PROPERTY DATA
Total operating properties (end of period) (b)	171	170	171	170
Total operating apartment homes in operating properties (end of period) (b)	59,407	60,038	59,407	60,038
Total operating apartment homes (weighted average)	52,323	52,964	51,881	52,778

(a) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.

(b) Includes joint ventures and properties held for sale.

Note: Please refer to pages 26 and 27 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	BALANCE SHEET
(In thousands)

(Unaudited)

	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014
ASSETS
Real estate assets, at cost
Land	$1,047,453	$1,034,649	$1,012,684	$1,003,422	$997,349
Buildings and improvements	6,237,648	6,134,510	5,979,985	5,890,498	5,894,453
	7,285,101	7,169,159	6,992,669	6,893,920	6,891,802
Accumulated depreciation	(1,914,469)	(1,860,923)	(1,798,955)	(1,738,862)	(1,813,124)
Net operating real estate assets	5,370,632	5,308,236	5,193,714	5,155,058	5,078,678
Properties under development, including land	443,469	488,565	519,454	527,596	576,269
Investments in joint ventures	34,705	35,731	36,526	36,429	35,180
Properties held for sale	13,168	—	—	27,143	—
Total real estate assets	5,861,974	5,832,532	5,749,694	5,746,226	5,690,127
Accounts receivable – affiliates	25,053	25,855	25,652	25,977	25,954
Other assets, net (a)	130,360	120,082	122,326	124,888	123,999
Cash and cash equivalents	10,375	16,508	174,353	153,918	66,127
Restricted cash	6,126	5,791	5,034	5,898	5,769
Total assets	$6,033,888	$6,000,768	$6,077,059	$6,056,907	$5,911,976

LIABILITIES AND EQUITY
Liabilities
Notes payable
Unsecured	$1,811,739	$1,770,491	$1,838,203	$1,837,911	$1,837,621
Secured	903,468	904,196	904,914	905,628	906,328
Accounts payable and accrued expenses	131,532	128,532	134,438	157,232	147,255
Accrued real estate taxes	57,642	43,905	23,269	39,149	54,369
Distributions payable	64,276	64,253	64,261	60,386	60,265
Other liabilities (b)	96,679	100,515	102,163	100,058	94,230
Total liabilities	3,065,336	3,011,892	3,067,248	3,100,364	3,100,068

Commitments and contingencies
Non-qualified deferred compensation share awards	72,316	69,791	69,902	68,134	60,363

Equity
Common shares of beneficial interest	976	976	976	976	974
Additional paid-in capital	3,660,482	3,657,537	3,656,105	3,667,448	3,649,750
Distributions in excess of net income attributable to common shareholders	(452,257)	(426,614)	(403,518)	(453,777)	(568,142)
Treasury shares, at cost	(387,114)	(387,172)	(388,181)	(396,626)	(397,497)
Accumulated other comprehensive loss (c)	(2,307)	(2,345)	(2,382)	(2,419)	(1,474)
Total common equity	2,819,780	2,842,382	2,863,000	2,815,602	2,683,611
Non-controlling interests	76,456	76,703	76,909	72,807	67,934
Total equity	2,896,236	2,919,085	2,939,909	2,888,409	2,751,545
Total liabilities and equity	$6,033,888	$6,000,768	$6,077,059	$6,056,907	$5,911,976

(a) Includes net deferred charges of:	$14,452	$11,921	$12,432	$13,219	$14,361

(b) Includes deferred revenues of:	$1,918	$843	$1,728	$1,848	$1,734

(c) Represents the unrealized net loss and unamortized prior service costs on post retirement obligation, and unrealized loss on cash flow hedging activities.

CAMDEN	PORTFOLIO STATISTICS

(Unaudited)

COMMUNITY PORTFOLIO AT SEPTEMBER 30, 2015 (in apartment homes)

	Fully Consolidated						Non-Consolidated

	"Same Property"	Non-"Same Property"	Completed in Lease-up	Under Construction	Held for Sale	Total	Operating	Under Construction	Total	Grand Total
D.C. Metro (a)	5,808	321	—	862	—	6,991	276	—	276	7,267
Houston, TX	5,912	—	—	315	—	6,227	2,522	—	2,522	8,749
SE Florida	2,520	261	—	—	—	2,781	—	—	—	2,781
Las Vegas, NV	4,918	—	—	—	—	4,918	—	—	—	4,918
Dallas, TX	3,993	—	—	423	—	4,416	1,250	—	1,250	5,666
Los Angeles/Orange County, CA	2,060	421	303	287	—	3,071	—	—	—	3,071
Atlanta, GA	3,357	276	—	379	—	4,012	234	—	234	4,246
Tampa, FL	3,338	—	—	—	260	3,598	450	—	450	4,048
Orlando, FL	3,240	—	—	—	—	3,240	300	—	300	3,540
Charlotte, NC	2,487	—	—	323	—	2,810	—	266	266	3,076
Denver, CO	1,941	—	424	267	—	2,632	—	—	—	2,632
San Diego/Inland Empire, CA	1,665	—	—	—	—	1,665	—	—	—	1,665
Phoenix, AZ	2,095	220	234	380	—	2,929	—	—	—	2,929
Raleigh, NC	2,266	438	—	—	—	2,704	350	—	350	3,054
Austin, TX	1,386	614	—	—	—	2,000	1,360	—	1,360	3,360
Corpus Christi, TX	632	1,005	—	—	—	1,637	270	—	270	1,907
Total Portfolio	47,618	3,556	961	3,236	260	55,631	7,012	266	7,278	62,909

(a) D.C. Metro includes Washington D.C., Maryland, and Northern Virginia.

THIRD QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION				WEIGHTED AVERAGE OCCUPANCY FOR THE QUARTER ENDED (d)

	"Same Property" Communities	Operating Communities (b)	Incl. JVs at Pro Rata % (c)	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014
D.C. Metro	16.7%	16.7%	16.4%	96.1%	96.2%	94.7%	95.0%	95.9%
Houston, TX	12.4%	11.5%	12.3%	95.6%	95.8%	95.4%	95.6%	96.2%
SE Florida	7.4%	7.6%	7.4%	96.9%	96.6%	96.4%	95.8%	96.4%
Las Vegas, NV	7.0%	6.5%	6.2%	95.2%	95.7%	95.8%	95.8%	95.6%
Dallas, TX	6.8%	6.3%	6.7%	96.3%	96.2%	95.8%	95.1%	95.6%
Los Angeles/Orange County, CA	6.4%	7.0%	6.8%	95.5%	95.1%	95.8%	96.4%	96.4%
Atlanta, GA	6.2%	6.3%	6.2%	95.9%	96.1%	95.3%	95.8%	96.0%
Tampa, FL	5.6%	5.5%	5.6%	95.9%	95.8%	95.6%	95.7%	95.6%
Orlando, FL	5.7%	5.2%	5.2%	96.4%	95.6%	95.4%	95.4%	95.9%
Charlotte, NC	5.3%	5.0%	4.8%	97.1%	96.9%	96.4%	97.1%	97.4%
Denver, CO	4.9%	5.4%	5.2%	96.6%	96.1%	95.9%	95.8%	96.3%
San Diego/Inland Empire, CA	4.4%	4.1%	3.9%	96.4%	96.1%	95.6%	95.9%	95.2%
Phoenix, AZ	4.0%	4.4%	4.2%	95.5%	94.7%	96.0%	95.2%	95.6%
Raleigh, NC	3.8%	4.1%	4.1%	95.8%	95.1%	94.8%	94.9%	95.9%
Austin, TX	2.3%	3.0%	3.5%	96.3%	95.7%	95.7%	95.1%	96.2%
Corpus Christi, TX	1.1%	1.4%	1.5%	95.3%	93.7%	93.7%	94.7%	96.1%
Total Portfolio	100.0%	100.0%	100.0%	96.0%	95.9%	95.5%	95.6%	96.0%

(b) Operating communities represent all fully-consolidated communities at period end, excluding communities under construction.

(c) Based on total NOI from operating communities plus Camden's pro-rata share of total NOI from unconsolidated joint venture communities.

(d) Occupancy figures include all stabilized operating communities including those held through unconsolidated joint venture investments.

CAMDEN	COMPONENTS OF PROPERTY
NET OPERATING INCOME
(In thousands, except property data amounts)

(Unaudited)

	Apartment	Three Months Ended September 30,			Nine Months Ended September 30,
Property Revenues	Homes	2015	2014	Change	2015	2014	Change
"Same Property" Communities (a)	47,618	$205,752	$194,963	$10,789	$604,547	$575,156	$29,391
Non-"Same Property" Communities (b)	3,556	13,905	6,738	7,167	41,391	19,128	22,263
Development and Lease-Up Communities (c)	4,197	5,225	348	4,877	9,931	382	9,549
Disposition/Other (d)	260	2,303	11,049	(8,746)	7,401	32,853	(25,452)
Total Property Revenues	55,631	$227,185	$213,098	$14,087	$663,270	$627,519	$35,751

Property Expenses
"Same Property" Communities (a)	47,618	$75,057	$71,034	$4,023	$218,131	$207,293	$10,838
Non-"Same Property" Communities (b)	3,556	5,923	2,819	3,104	15,949	7,703	8,246
Development and Lease-Up Communities (c)	4,197	2,282	79	2,203	4,321	85	4,236
Disposition/Other (d)	260	844	4,743	(3,899)	2,905	13,798	(10,893)
Total Property Expenses	55,631	$84,106	$78,675	$5,431	$241,306	$228,879	$12,427

Property Net Operating Income
"Same Property" Communities (a)	47,618	$130,695	$123,929	$6,766	$386,416	$367,863	$18,553
Non-"Same Property" Communities (b)	3,556	7,982	3,919	4,063	25,442	11,425	14,017
Development and Lease-Up Communities (c)	4,197	2,943	269	2,674	5,610	297	5,313
Disposition/Other (d)	260	1,459	6,306	(4,847)	4,496	19,055	(14,559)
Total Property Net Operating Income	55,631	$143,079	$134,423	$8,656	$421,964	$398,640	$23,324

(a) "Same Property" Communities are communities we owned and were stabilized as of January 1, 2014.

(b) Non-"Same Property" Communities are stabilized communities not owned or stabilized as of January 1, 2014.

(c) Development and Lease-Up Communities are non-stabilized communities we have acquired or developed since January 1, 2014.

(d) Disposition/Other includes operating communities sold subsequent to January 1, 2014, operating properties held for sale, and results from non-multifamily rental communities, below market lease amortization related to acquired communities, and expenses related to land holdings not under active development.

CAMDEN	"SAME PROPERTY"
THIRD QUARTER COMPARISONS
September 30, 2015
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Quarterly Results (a)	Included	3Q15	3Q14	Growth	3Q15	3Q14	Growth	3Q15	3Q14	Growth
D.C. Metro	5,808	$31,421	$31,129	0.9%	$9,576	$9,761	(1.9)%	$21,845	$21,368	2.2%
Houston, TX	5,912	27,935	27,204	2.7%	11,667	10,345	12.8%	16,268	16,859	(3.5)%
SE Florida	2,520	14,709	13,845	6.2%	5,023	4,742	5.9%	9,686	9,103	6.4%
Las Vegas, NV	4,918	14,553	13,577	7.2%	5,414	5,089	6.4%	9,139	8,488	7.7%
Dallas, TX	3,993	15,216	14,065	8.2%	6,354	5,785	9.8%	8,862	8,280	7.0%
Los Angeles/Orange County, CA	2,060	12,415	11,706	6.1%	4,009	3,937	1.8%	8,406	7,769	8.2%
Atlanta, GA	3,357	13,376	12,345	8.4%	5,229	4,910	6.5%	8,147	7,435	9.6%
Tampa, FL	3,338	12,041	11,189	7.6%	4,727	4,441	6.4%	7,314	6,748	8.4%
Orlando, FL	3,240	12,038	11,276	6.8%	4,639	4,402	5.4%	7,399	6,874	7.6%
Charlotte, NC	2,487	10,414	9,917	5.0%	3,464	3,220	7.6%	6,950	6,697	3.8%
Denver, CO	1,941	9,023	8,257	9.3%	2,673	2,611	2.4%	6,350	5,646	12.5%
San Diego/Inland Empire, CA	1,665	8,959	8,273	8.3%	3,242	3,234	0.2%	5,717	5,039	13.5%
Phoenix, AZ	2,095	8,061	7,431	8.5%	2,864	2,719	5.3%	5,197	4,712	10.3%
Raleigh, NC	2,266	7,766	7,255	7.0%	2,771	2,624	5.6%	4,995	4,631	7.9%
Austin, TX	1,386	5,579	5,250	6.3%	2,570	2,401	7.0%	3,009	2,849	5.6%
Corpus Christi, TX	632	2,246	2,244	0.1%	835	813	2.7%	1,411	1,431	(1.4)%

Total Same Property	47,618	$205,752	$194,963	5.5%	$75,057	$71,034	5.7%	$130,695	$123,929	5.5%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (b)			Revenue per Occupied Home (c)
Quarterly Results (a)	Contribution	3Q15	3Q14	Growth	3Q15	3Q14	Growth	3Q15	3Q14	Growth
D.C. Metro	16.7%	96.3%	95.9%	0.4%	$1,654	$1,650	0.2%	$1,872	$1,863	0.5%
Houston, TX	12.4%	95.7%	96.0%	(0.3)%	1,471	1,435	2.5%	1,647	1,598	3.0%
SE Florida	7.4%	97.0%	96.4%	0.6%	1,788	1,708	4.7%	2,006	1,899	5.6%
Las Vegas, NV	7.0%	95.2%	95.6%	(0.4)%	854	812	5.2%	1,036	962	7.6%
Dallas, TX	6.8%	96.3%	95.6%	0.7%	1,142	1,074	6.3%	1,320	1,228	7.5%
Los Angeles/Orange County, CA	6.4%	95.4%	96.2%	(0.8)%	1,896	1,788	6.0%	2,106	1,970	6.9%
Atlanta, GA	6.2%	95.9%	95.9%	0.0%	1,185	1,112	6.6%	1,385	1,278	8.4%
Tampa, FL	5.6%	95.8%	95.5%	0.3%	1,032	978	5.5%	1,255	1,170	7.3%
Orlando, FL	5.7%	96.4%	95.8%	0.6%	1,086	1,031	5.3%	1,285	1,210	6.2%
Charlotte, NC	5.3%	97.1%	97.3%	(0.2)%	1,234	1,192	3.5%	1,438	1,366	5.2%
Denver, CO	4.9%	96.6%	96.3%	0.3%	1,412	1,298	8.8%	1,605	1,473	9.0%
San Diego/Inland Empire, CA	4.4%	96.4%	95.2%	1.2%	1,677	1,577	6.3%	1,861	1,738	7.1%
Phoenix, AZ	4.0%	95.7%	95.6%	0.1%	1,120	1,069	4.8%	1,341	1,236	8.4%
Raleigh, NC	3.8%	95.9%	95.7%	0.2%	987	941	4.9%	1,192	1,115	6.8%
Austin, TX	2.3%	96.2%	95.9%	0.3%	1,172	1,116	5.0%	1,395	1,317	6.0%
Corpus Christi, TX	1.1%	94.8%	96.5%	(1.7)%	1,013	1,002	1.1%	1,250	1,227	1.8%

Total Same Property	100.0%	96.0%	95.9%	0.1%	$1,299	$1,246	4.3%	$1,499	$1,422	5.4%

(a) "Same Property" Communities are communities we owned and were stabilized as of January 1, 2014.

(b) Weighted average monthly rental rate are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(c) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY"
SEQUENTIAL QUARTER COMPARISONS
September 30, 2015
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Quarterly Results (a)	Included	3Q15	2Q15	Growth	3Q15	2Q15	Growth	3Q15	2Q15	Growth
D.C. Metro	5,808	$31,421	$31,212	0.7%	$9,576	$9,694	(1.2)%	$21,845	$21,518	1.5%
Houston, TX	5,912	27,935	27,750	0.7%	11,667	11,279	3.4%	16,268	16,471	(1.2)%
SE Florida	2,520	14,709	14,508	1.4%	5,023	4,798	4.7%	9,686	9,710	(0.2)%
Las Vegas, NV	4,918	14,553	14,184	2.6%	5,414	5,011	8.0%	9,139	9,173	(0.4)%
Dallas, TX	3,993	15,216	14,722	3.4%	6,354	5,892	7.8%	8,862	8,830	0.4%
Los Angeles/Orange County, CA	2,060	12,415	12,126	2.4%	4,009	3,739	7.2%	8,406	8,387	0.2%
Atlanta, GA	3,357	13,376	13,083	2.2%	5,229	4,917	6.3%	8,147	8,166	(0.2)%
Tampa, FL	3,338	12,041	11,693	3.0%	4,727	4,478	5.6%	7,314	7,215	1.4%
Orlando, FL	3,240	12,038	11,629	3.5%	4,639	4,341	6.9%	7,399	7,288	1.5%
Charlotte, NC	2,487	10,414	10,236	1.7%	3,464	3,336	3.8%	6,950	6,900	0.7%
Denver, CO	1,941	9,023	8,701	3.7%	2,673	2,523	5.9%	6,350	6,178	2.8%
San Diego/Inland Empire, CA	1,665	8,959	8,654	3.5%	3,242	3,102	4.5%	5,717	5,552	3.0%
Phoenix, AZ	2,095	8,061	7,776	3.7%	2,864	2,623	9.2%	5,197	5,153	0.9%
Raleigh, NC	2,266	7,766	7,576	2.5%	2,771	2,625	5.6%	4,995	4,951	0.9%
Austin, TX	1,386	5,579	5,476	1.9%	2,570	2,412	6.6%	3,009	3,064	(1.8)%
Corpus Christi, TX	632	2,246	2,231	0.7%	835	869	(3.9)%	1,411	1,362	3.6%

Total Same Property	47,618	$205,752	$201,557	2.1%	$75,057	$71,639	4.8%	$130,695	$129,918	0.6%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (b)			Revenue per Occupied Home (c)
Quarterly Results (a)	Contribution	3Q15	2Q15	Growth	3Q15	2Q15	Growth	3Q15	2Q15	Growth
D.C. Metro	16.7%	96.3%	96.4%	(0.1)%	$1,654	$1,644	0.6%	$1,872	$1,858	0.8%
Houston, TX	12.4%	95.7%	96.0%	(0.3)%	1,471	1,460	0.8%	1,647	1,630	1.0%
SE Florida	7.4%	97.0%	96.7%	0.3%	1,788	1,766	1.2%	2,006	1,985	1.1%
Las Vegas, NV	7.0%	95.2%	95.7%	(0.5)%	854	840	1.7%	1,036	1,004	3.1%
Dallas, TX	6.8%	96.3%	96.2%	0.1%	1,142	1,114	2.5%	1,320	1,278	3.3%
Los Angeles/Orange County, CA	6.4%	95.4%	95.0%	0.4%	1,896	1,862	1.8%	2,106	2,065	2.0%
Atlanta, GA	6.2%	95.9%	96.3%	(0.4)%	1,185	1,159	2.2%	1,385	1,349	2.6%
Tampa, FL	5.6%	95.8%	95.7%	0.1%	1,032	1,012	2.0%	1,255	1,220	2.9%
Orlando, FL	5.7%	96.4%	95.8%	0.6%	1,086	1,065	2.0%	1,285	1,249	2.9%
Charlotte, NC	5.3%	97.1%	96.9%	0.2%	1,234	1,216	1.5%	1,438	1,416	1.5%
Denver, CO	4.9%	96.6%	96.1%	0.5%	1,412	1,364	3.5%	1,605	1,556	3.2%
San Diego/Inland Empire, CA	4.4%	96.4%	96.1%	0.3%	1,677	1,634	2.6%	1,861	1,803	3.2%
Phoenix, AZ	4.0%	95.7%	94.7%	1.0%	1,120	1,107	1.2%	1,341	1,306	2.7%
Raleigh, NC	3.8%	95.9%	95.5%	0.4%	987	963	2.5%	1,192	1,167	2.1%
Austin, TX	2.3%	96.2%	95.8%	0.4%	1,172	1,153	1.6%	1,395	1,374	1.5%
Corpus Christi, TX	1.1%	94.8%	93.3%	1.5%	1,013	1,010	0.3%	1,250	1,261	(0.8)%

Total Same Property	100.0%	96.0%	95.9%	0.1%	$1,299	$1,279	1.6%	$1,499	$1,470	2.0%

(a) "Same Property" Communities are communities we owned and were stabilized as of January 1, 2014.

(b) Weighted average monthly rental rate are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(c) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY"
YEAR TO DATE COMPARISONS
September 30, 2015
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Year to Date Results (a)	Included	2015	2014	Growth	2015	2014	Growth	2015	2014	Growth
D.C. Metro	5,808	$93,191	$92,523	0.7%	$29,136	$28,610	1.8%	$64,055	$63,913	0.2%
Houston, TX	5,912	82,897	80,187	3.4%	34,531	31,161	10.8%	48,366	49,026	(1.3)%
SE Florida	2,520	43,407	41,032	5.8%	14,765	14,085	4.8%	28,642	26,947	6.3%
Las Vegas, NV	4,918	42,521	39,978	6.4%	15,279	14,607	4.6%	27,242	25,371	7.4%
Dallas, TX	3,993	44,392	41,553	6.8%	17,986	17,361	3.6%	26,406	24,192	9.2%
Los Angeles/Orange County, CA	2,060	36,538	34,525	5.8%	11,590	11,143	4.0%	24,948	23,382	6.7%
Atlanta, GA	3,357	39,113	35,945	8.8%	14,743	14,007	5.3%	24,370	21,938	11.1%
Tampa, FL	3,338	35,145	33,217	5.8%	13,651	13,095	4.2%	21,494	20,122	6.8%
Orlando, FL	3,240	35,115	33,370	5.2%	13,334	12,747	4.6%	21,781	20,623	5.6%
Charlotte, NC	2,487	30,682	29,030	5.7%	10,028	9,350	7.3%	20,654	19,680	4.9%
Denver, CO	1,941	26,146	24,069	8.6%	7,705	7,379	4.4%	18,441	16,690	10.5%
San Diego/Inland Empire, CA	1,665	26,117	24,518	6.5%	9,510	9,380	1.4%	16,607	15,138	9.7%
Phoenix, AZ	2,095	23,510	21,914	7.3%	8,069	7,850	2.8%	15,441	14,064	9.8%
Raleigh, NC	2,266	22,731	21,412	6.2%	7,881	7,393	6.6%	14,850	14,019	5.9%
Austin, TX	1,386	16,387	15,299	7.1%	7,386	6,745	9.5%	9,001	8,554	5.2%
Corpus Christi, TX	632	6,655	6,584	1.1%	2,537	2,380	6.6%	4,118	4,204	(2.0)%

Total Same Property	47,618	$604,547	$575,156	5.1%	$218,131	$207,293	5.2%	$386,416	$367,863	5.0%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (b)			Revenue per Occupied Home (c)
Year to Date Results (a)	Contribution	2015	2014	Growth	2015	2014	Growth	2015	2014	Growth
D.C. Metro	16.6%	95.8%	95.5%	0.3%	$1,645	$1,643	0.1%	$1,859	$1,853	0.4%
Houston, TX	12.5%	95.6%	96.0%	(0.4)%	1,461	1,413	3.4%	1,629	1,570	3.8%
SE Florida	7.4%	96.7%	96.5%	0.2%	1,768	1,682	5.1%	1,979	1,874	5.6%
Las Vegas, NV	7.1%	95.5%	95.5%	0.0%	841	802	4.9%	1,005	945	6.4%
Dallas, TX	6.8%	96.2%	95.4%	0.8%	1,118	1,062	5.3%	1,284	1,212	6.0%
Los Angeles/Orange County, CA	6.5%	95.3%	96.0%	(0.7)%	1,865	1,761	5.9%	2,067	1,939	6.5%
Atlanta, GA	6.3%	95.8%	95.4%	0.4%	1,161	1,082	7.3%	1,351	1,247	8.4%
Tampa, FL	5.6%	95.6%	95.5%	0.1%	1,015	969	4.7%	1,223	1,157	5.7%
Orlando, FL	5.6%	95.9%	95.7%	0.2%	1,068	1,024	4.3%	1,255	1,196	5.0%
Charlotte, NC	5.3%	96.8%	97.0%	(0.2)%	1,218	1,172	3.9%	1,416	1,337	5.9%
Denver, CO	4.8%	96.2%	95.4%	0.8%	1,369	1,268	8.0%	1,556	1,444	7.8%
San Diego/Inland Empire, CA	4.3%	96.0%	95.1%	0.9%	1,641	1,558	5.3%	1,815	1,720	5.6%
Phoenix, AZ	4.0%	95.5%	94.7%	0.8%	1,109	1,060	4.6%	1,306	1,227	6.5%
Raleigh, NC	3.8%	95.5%	95.4%	0.1%	967	931	3.9%	1,167	1,100	6.1%
Austin, TX	2.3%	95.8%	95.4%	0.4%	1,155	1,096	5.4%	1,372	1,285	6.7%
Corpus Christi, TX	1.1%	93.8%	95.6%	(1.8)%	1,009	994	1.5%	1,248	1,212	2.9%

Total Same Property	100.0%	95.8%	95.7%	0.1%	$1,281	$1,230	4.1%	$1,472	$1,402	5.0%

(a) "Same Property" Communities are communities we owned and were stabilized as of January 1, 2014.

(b) Weighted average rental rates are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(c) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY" OPERATING EXPENSE
DETAIL AND COMPARISONS
September 30, 2015
(In thousands)

(Unaudited)

					% of Actual
					3Q15 Operating
Quarterly Comparison (a)	3Q15	3Q14	$ Change	% Change	Expenses

Property taxes	$23,851	$21,833	$2,018	9.2%	31.8%
Salaries and Benefits for On-site Employees	17,001	16,097	904	5.6%	22.7%
Utilities	16,196	14,957	1,239	8.3%	21.6%
Repairs and Maintenance	11,021	10,487	534	5.1%	14.7%
Property Insurance	2,888	3,427	(539)	(15.7)%	3.8%
General and Administrative	2,452	2,284	168	7.4%	3.3%
Marketing and Leasing	1,417	1,343	74	5.5%	1.9%
Other	231	606	(375)	(61.9)%	0.2%

Total Same Property	$75,057	$71,034	$4,023	5.7%	100.0%

					% of Actual
					3Q15 Operating
Sequential Comparison (a)	3Q15	2Q15	$ Change	% Change	Expenses

Property taxes	$23,851	$23,337	$514	2.2%	31.8%
Salaries and Benefits for On-site Employees	17,001	15,814	1,187	7.5%	22.7%
Utilities	16,196	14,631	1,565	10.7%	21.6%
Repairs and Maintenance	11,021	10,041	980	9.8%	14.7%
Property Insurance	2,888	3,350	(462)	(13.8)%	3.8%
General and Administrative	2,452	2,415	37	1.5%	3.3%
Marketing and Leasing	1,417	1,357	60	4.4%	1.9%
Other	231	694	(463)	(66.7)%	0.2%

Total Same Property	$75,057	$71,639	$3,418	4.8%	100.0%

					% of Actual
					2015 Operating
Year to Date Comparison (a)	2015	2014	$ Change	% Change	Expenses

Property taxes	$70,873	$66,091	$4,782	7.2%	32.5%
Salaries and Benefits for On-site Employees	48,817	47,368	1,449	3.1%	22.4%
Utilities	45,288	42,349	2,939	6.9%	20.8%
Repairs and Maintenance	30,579	29,066	1,513	5.2%	14.0%
Property Insurance	9,695	10,030	(335)	(3.3)%	4.4%
General and Administrative	7,332	6,786	546	8.0%	3.4%
Marketing and Leasing	4,023	3,909	114	2.9%	1.8%
Other	1,524	1,694	(170)	(10.0)%	0.7%

Total Same Property	$218,131	$207,293	$10,838	5.2%	100.0%

(a) "Same Property" Communities are communities we owned and were stabilized as of January 1, 2014.

CAMDEN	CURRENT DEVELOPMENT COMMUNITIES
TO BE UPDATED

(Unaudited)

AS OF SEPTEMBER 30, 2015 ($ in millions)

						Estimated/Actual Dates for
Completed Communities in Lease-Up		Total	Total			Construction	Initial	Construction	Stabilized	As of 10/28/2015
		Homes	Cost			Start	Occupancy	Completion	Operations	% Leased	% Occupied
1.	Camden Hayden	234	$44.2			3Q13	4Q14	2Q15	4Q15	88%	88%
	Tempe, AZ
2.	Camden Flatirons	424	79.2			3Q12	2Q14	3Q15	2Q16	81%	83%
	Denver, CO
3.	Camden Glendale	303	112.8			4Q12	2Q15	3Q15	2Q16	57%	50%
	Glendale, CA

Total Completed Communities in Lease-Up		961	$236.2							75%	74%

						Estimated/Actual Dates for
		Total	Total	Cost to	Amount	Construction	Initial	Construction	Stabilized	As of 10/28/2015
Development Communities		Homes	Budget	Date	in CIP	Start	Occupancy	Completion	Operations	% Leased	% Occupied
UNDER CONSTRUCTION
1.	Camden Paces	379	$117.0	$115.4	$9.1	4Q12	2Q14	4Q15	3Q16	67%	67%
	Atlanta, GA
2.	Camden Chandler	380	73.0	64.9	3.5	1Q14	1Q15	1Q16	4Q16	67%	53%
	Chandler, AZ
3.	Camden Gallery	323	58.0	46.0	45.9	3Q13	1Q16	3Q16	1Q17
	Charlotte, NC
4.	Camden Victory Park	423	82.0	57.8	57.8	4Q13	1Q16	3Q16	1Q18
	Dallas, TX
5.	The Camden	287	145.0	98.7	98.7	4Q13	2Q16	4Q16	2Q17
	Los Angeles, CA
6.	Camden Lincoln Station	267	56.0	13.8	13.8	4Q14	4Q16	2Q17	1Q18
	Denver, CO
7.	Camden NoMa II	405	115.0	39.1	39.1	1Q15	2Q17	4Q17	4Q19
	Washington, DC
8.	Camden Shady Grove	457	116.0	45.9	45.9	2Q15	1Q17	1Q18	4Q19
	Rockville, MD
9.	Camden McGowen Station	315	90.0	13.2	13.2	4Q14	4Q17	2Q18	3Q19
	Houston, TX

Total Development Communities		3,236	$852.0	$494.8	$327.0					67%	60%

Additional Development Pipeline & Land (a)					116.5

Total Properties Under Development and Land (per Balance Sheet)					$443.5

NOI Contribution from Development Communities ($ in millions)								Cost to Date	3Q15 NOI
Communities that Stabilized During Quarter								$44.5	$0.6
Completed Communities in Lease-Up								236.2	1.7
Development Communities in Lease-Up								180.3	1.2
Total Development Communities NOI Contribution								$461.0	$3.5

						Estimated/Actual Dates for
Joint Venture Development Community		Total	Total	Cost to	Amount	Construction	Initial	Construction	Stabilized	As of 10/28/2015
		Homes	Budget	Date	in CIP	Start	Occupancy	Completion	Operations	% Leased	% Occupied
UNDER CONSTRUCTION
1.	Camden Southline	266	$48.0	$46.8	$14.8	2Q13	1Q15	4Q15	1Q16	68%	67%
	Charlotte, NC

Total Joint Venture
Development Communities		266	$48.0	$46.8	$14.8					68%	67%

(a) Please refer to the Development Pipeline & Land Summary on page 18.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	JOINT VENTURE OPERATIONS
(In thousands, except property data amounts)

(Unaudited)

Company's Pro-Rata Share of Joint Venture Operations(a):

	Three Months Ended September 30,		Nine Months Ended September 30,
OPERATING DATA (b)	2015	2014	2015	2014
Property Revenues
Rental revenues	$7,985	$4,783	$23,294	$13,960
Other property revenues	1,205	670	3,369	1,919
Total property revenues	9,190	5,453	26,663	15,879

Property expenses
Property operating and maintenance	2,283	1,392	6,434	4,034
Real estate taxes	1,492	897	4,389	2,563
	3,775	2,289	10,823	6,597

Net Operating Income	5,415	3,164	15,840	9,282

Other expenses
Interest	1,433	924	4,252	2,801
Depreciation and amortization	2,325	1,348	6,786	4,030
Other (including debt prepayment penalties)	83	29	315	128
Total other expenses	3,841	2,301	11,353	6,959

Gain on sale of properties, net	—	—	—	3,566

Equity in income of joint ventures	$1,574	$863	$4,487	$5,889

	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014
BALANCE SHEET DATA(c)
Land	$108,157	$106,792	$105,660	$104,662	$104,101
Building & Improvements	714,631	701,209	689,676	679,862	676,126
	822,788	808,001	795,336	784,524	780,227
Accumulated Depreciation	(106,669)	(99,270)	(92,065)	(85,091)	(78,242)
Net operating real estate assets	716,119	708,731	703,271	699,433	701,985
Properties under development and land	16,177	26,605	33,716	37,677	31,139
Cash and other assets, net	21,485	18,832	14,621	20,655	14,788
Total assets	$753,781	$754,168	$751,608	$757,765	$747,912

Notes payable	$529,307	$528,614	$527,286	$523,636	$524,511
Other liabilities	26,011	23,917	20,376	30,836	26,639
Total liabilities	555,318	552,531	547,662	554,472	551,150

Member's equity	198,463	201,637	203,946	203,293	196,762
Total liabilities and members' equity	$753,781	$754,168	$751,608	$757,765	$747,912

Company's equity investment	$34,705	$35,731	$36,526	$36,429	$35,180

Company's pro-rata share of debt	$165,673	$165,456	$165,040	$163,898	$104,902

PROPERTY DATA (end of period)
Total operating properties	21	21	21	21	21
Total operating apartment homes	7,012	7,012	7,012	7,012	7,012
Pro rata share of operating apartment homes	2,195	2,195	2,195	2,195	1,402
Total development properties	1	1	1	1	1
Total development apartment homes	266	266	266	266	266
Pro rata share of development apartment homes	83	83	83	83	53

(a) In December 2014, the partnership agreements for each of the funds were amended, resulting in the extension of the term for each fund to December 31, 2026 and our ownership interests were increased from 20% to 31.3% effective December 23, 2014.
(b) Operating data represents Camden's pro-rata share of revenues and expenses.
(c) Balance sheet and property data reported at 100%.

CAMDEN	DEVELOPMENT PIPELINE & LAND

(Unaudited)

AS OF SEPTEMBER 30, 2015 ($ in millions)

		Projected	Total
PIPELINE COMMUNITIES		Homes	Estimated Cost (a)	Cost to Date

1.	Camden Buckhead	336	$80.0	$22.0
	Atlanta, GA
2.	Camden Conte (b)	519	170.0	20.3
	Houston, TX
3.	Camden Atlantic	286	62.0	13.3
	Plantation, FL
4.	Camden Arts District	354	150.0	12.5
	Los Angeles, CA
5.	Camden North End (b)(c)	920	225.0	37.6
	Phoenix, AZ

Development Pipeline		2,415	$687.0	$105.7

LAND HOLDINGS/OTHER		Acreage		Cost to Date

	Las Vegas, NV	19.6		$4.2
	Tampa, FL	4.8		1.5
	Other (d)	0.0		5.1

Land Holdings/Other		24.4		$10.8

Total Development Pipeline and Land				$116.5

(a) Represents our estimate of total costs we expect to incur on these projects. However, forward-looking statements are not guarantees of future performances, results, or events. Although, we believe these expectations are based upon reasonable assumptions, future events rarely develop exactly as forecasted and estimates routinely require adjustment.

(b) Each of these developments will be developed in two phases. The estimated units, estimated cost, and cost to date represent both phases.

(c) Formerly known as Camden Mayo.

(d) Includes development opportunities in the early phase of the development process for which the Company either has an option to acquire land or enter into a leasehold interest, or for which the Company is the buyer under a contract to purchase land.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	ACQUISITIONS & DISPOSITIONS

(Unaudited)

2015 ACQUISITION/DISPOSITION ACTIVITY ($ in millions, except per Unit amounts)

				Apartment	Weighted Average	Community
Dispositions		Location	Sales Price	Homes	Monthly Rental Rate	Age	Closing Date
1.	Camden Ridgecrest	Austin, TX	$29.3	284 Homes	$866	20 years	1/15/2015
2.	Camden Bayside	Tampa, FL	85.1	832 Homes	853	27 years	1/30/2015
3.	Camden Providence Lakes (b)	Brandon, FL	33.0	260 Homes	993	19 years	10/7/2015

Total/Average Dispositions			$147.4	1,376 Homes	$887	24 years

Land Acquisitions		Location	Purchase Price	Acres	Closing Date
1.	Camden North End (a)	Phoenix, AZ	$36.3	49.6	5/13/2015
2.	Camden Arts District	Los Angeles, CA	9.5	2.7	6/17/2015
3.	Camden Washingtonian (b)	Gaithersburg, MD	13.3	5.8	10/1/2015

Total/Average Land Acquisitions			$59.1	58.1 Acres

(a) Formerly known as Camden Mayo.

(b) Closed subsequent to quarter end.

CAMDEN	DEBT ANALYSIS
(In thousands, except property data amounts)

(Unaudited)

DEBT MATURITIES AS OF SEPTEMBER 30, 2015:

		Future Scheduled Repayments
Year (a)	Amortization	Secured Maturities	Unsecured Maturities	Total	% of Total	Weighted Average Interest Rate on Maturing Debt
2015	$490	$—	$—	$490	—%	N/A
2016	2,036	—	—	2,036	0.1%	N/A
2017	2,246	—	246,750	248,996	9.2%	5.8%
2018	2,439	175,000	—	177,439	6.5%	0.9%
2019	2,346	644,107	—	646,453	23.8%	5.3%
2020	2,240	—	—	2,240	0.1%	N/A
2021	2,496	—	250,000	252,496	9.3%	4.7%
2022	2,772	—	350,000	352,772	13.0%	3.1%
2023	3,545	—	250,000	253,545	9.3%	5.0%
2024	4,038	—	500,000	504,038	18.6%	3.9%
Thereafter	51,702	—	—	51,702	1.9%	3.1%
Total Maturing Debt	$76,350	$819,107	$1,596,750	$2,492,207	91.8%	4.3%

Unsecured Line of Credit	$—	$—	$200,000	$200,000	7.4%	1.0%
Other Short Term Borrowings	—	—	23,000	23,000	0.8%	1.3%
Total Debt	$76,350	$819,107	$1,819,750	$2,715,207	100.0%	4.0%

Weighted Average Maturity of Debt		6.0 Years

			Weighted Average
FLOATING vs. FIXED RATE DEBT:	Balance	% of Total	Interest Rate	Time to Maturity
Floating rate debt	$431,531	15.9%	1.0%	4.5 Years
Fixed rate debt	2,283,676	84.1%	4.6%	6.3 Years
Total	$2,715,207	100.0%	4.0%	6.0 Years

			Weighted Average
SECURED vs. UNSECURED DEBT:	Balance	% of Total	Interest Rate	Time to Maturity
Unsecured debt	$1,811,739	66.7%	3.9%	6.4 Years
Secured debt	903,468	33.3%	4.3%	5.3 Years
Total	$2,715,207	100.0%	4.0%	6.0 Years

			Weighted Average
SECURED DEBT DETAIL:	Balance	% of Total	Interest Rate	Time to Maturity
Conventional fixed-rate mortgage debt	$694,937	76.9%	5.2%	5.6 Years
Conventional variable-rate mortgage debt	175,000	19.4%	0.9%	3.0 Years
Tax exempt variable rate debt	33,531	3.7%	1.2%	12.7 Years
Total	$903,468	100.0%	4.3%	5.3 Years

REAL ESTATE ASSETS: (b)	Total Homes	% of Total	Total Cost	% of Total	3Q15 NOI	% of Total
Unencumbered real estate assets	43,218	77.7%	$6,190,138	79.9%	$108,157	75.6%
Encumbered real estate assets	12,413	22.3%	1,561,854	20.1%	34,922	24.4%
Total	55,631	100.0%	$7,751,992	100.0%	$143,079	100.0%

		Ratio of unencumbered assets at cost to unsecured debt is				3.4x

(a) Includes all available extension options.

(b) Real estate assets include communities under development and exclude communities held through unconsolidated joint ventures.

CAMDEN	DEBT MATURITY ANALYSIS
(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF DEBT MATURITIES FOR 2015 AND 2016:

		Future Scheduled Repayments			Weighted Average Interest on Maturing Debt
Quarter	Amortization	Secured Maturities	Unsecured Maturities	Total
4Q 2015	$490	$—	$—	$490	N/A
2015	$490	$—	$—	$490	N/A

1Q 2016	$498	$—	$—	$498	N/A
2Q 2016	503	—	23,000	23,503	1.3%
3Q 2016	512	—	—	512	N/A
4Q 2016	523	—	—	523	N/A
2016	$2,036	$—	$23,000	$25,036	1.3%

CAMDEN	DEBT COVENANT ANALYSIS

(Unaudited)

UNSECURED LINE OF CREDIT

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Gross Asset Value	<	60%	28%	Yes

Secured Debt to Gross Asset Value	<	40%	9%	Yes

Consolidated EBITDA to Total Fixed Charges	>	150%	392%	Yes

Unsecured Debt to Gross Asset Value	<	60%	24%	Yes

SENIOR UNSECURED NOTES

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Total Asset Value	<	60%	34%	Yes

Total Secured Debt to Total Asset Value	<	40%	12%	Yes

Total Unencumbered Asset Value to Total Unsecured Debt	>	150%	349%	Yes

Consolidated Income Available for Debt Service to Total Annual Service Charges	>	150%	449%	Yes

(a) For a complete listing of all Debt Covenants related to the Company's Unsecured Line of Credit and Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(b) Defined terms used in the above covenant calculations may differ between the Unsecured Line of Credit and the Senior Unsecured Notes.

CAMDEN	UNCONSOLIDATED REAL ESTATE INVESTMENTS
DEBT ANALYSIS
(In thousands, except property data amounts)

(Unaudited)

PRO-RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES AS OF SEPTEMBER 30, 2015(a):

	Future Scheduled Repayments				Weighted Average Interest on Maturing Debt
Year (b)	Amortization	Secured Maturities	Total	% of Total
2015	$971	$—	$971	0.6%	N/A
2016	2,875	51,625	54,500	32.9%	3.3%
2017	1,659	44,641	46,300	27.9%	2.9%
2018	688	50,182	50,870	30.7%	3.9%
2019	334	7,383	7,717	4.7%	4.2%
2020	144	—	144	0.1%	N/A
2021	11	5,160	5,171	3.1%	4.7%
Total Debt	$6,682	$158,991	$165,673	100.0%	3.5%

Weighted Average Maturity of Debt		1.9 Years

				Weighted Average
FLOATING vs. FIXED RATE DEBT:		Balance	% of Total	Interest Rate	Time to Maturity
Floating rate debt		$48,453	29.2%	2.0%	1.7 Years
Fixed rate debt		117,220	70.8%	4.1%	2.0 Years
Total		$165,673	100.0%	3.5%	1.9 Years

				Weighted Average
SECURED DEBT DETAIL:		Balance	% of Total	Interest Rate	Time to Maturity
Conventional fixed-rate mortgage debt		$117,220	70.8%	4.1%	2.0 Years
Conventional variable-rate mortgage debt		30,265	18.2%	2.1%	1.2 Years
Variable-rate construction loans		18,188	11.0%	1.8%	2.5 Years
Total		$165,673	100.0%	3.5%	1.9 Years

REAL ESTATE ASSETS: (c)		Total Homes	Total Cost
Operating real estate assets		7,012	$822,788
Properties under development and land		266	16,177
Total		7,278	$838,965

(a) In December 2014, the partnership agreements for each of the funds were amended, resulting in the extension of the term for each fund to December 31, 2026 and our ownership interests were increased from 20% to 31.3% effective December 23, 2014.
(b) Includes all available extension options.
(c) Balance sheet and property data reported at 100%.

CAMDEN	UNCONSOLIDATED REAL ESTATE INVESTMENTS
DEBT MATURITY ANALYSIS
(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF PRO-RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES FOR 2015 AND 2016:

	Future Scheduled Repayments			Weighted Average Interest on Maturing Debt
Quarter (a)	Amortization	Secured Maturities	Total
4Q 2015	$971	$—	$971	N/A
2015	$971	$—	$971	N/A

1Q 2016	$977	$—	$977	N/A
2Q 2016	705	26,910	27,615	3.2%
3Q 2016	642	—	642	N/A
4Q 2016	551	24,715	25,266	3.4%
2016	$2,875	$51,625	$54,500	3.3%

(a) Includes all available extension options.

CAMDEN	CAPITALIZED EXPENDITURES
& MAINTENANCE EXPENSE
(In thousands, except unit data)

(Unaudited)

	Third quarter 2015
	Capitalized				Expensed
Item	Weighted Average Useful Life (a)		Total	Per Unit	Total	Per Unit
Interiors
Floor Coverings	5.5	years	$2,881	$55	$1,227	$23
Appliances	9.5	years	958	18	284	5
Painting	—		—	—	1,928	37
Cabinetry/Countertops	10.0	years	367	7	—	—
Other	10.5	years	2,115	40	470	9
Exteriors
Painting	5.0	years	1,729	33	—	—
Carpentry	10.0	years	1,316	25	—	—
Landscaping	6.1	years	786	15	2,645	51
Roofing	19.0	years	1,108	21	99	2
Site Drainage	10.0	years	232	4	—	—
Fencing/Stair	10.0	years	332	6	—	—
Other (b)	8.7	years	4,196	81	3,759	72
Common Areas
Mech., Elec., Plumbing	9.5	years	2,959	57	1,578	30
Parking/Paving	4.7	years	325	6	—	—
Pool/Exercise/Facility	7.8	years	2,204	42	427	8
Total Recurring (c)			$21,508	$410	$12,417	$237
Weighted Average Apartment Homes				52,323		52,323

Revenue Enhancing Expenditures (d)	10.0	years	$10,528	$13,310
Revenue Enhanced Apartment Homes				791

	Year to date 2015
	Recurring Capitalized				Expensed
Item	Weighted Average Useful Life (a)		Total	Per Unit	Total	Per Unit
Interiors
Floor Coverings	5.5	years	$7,478	$144	$2,824	$54
Appliances	9.5	years	2,590	50	729	14
Painting	—		—	—	4,699	91
Cabinetry/Countertops	10.0	years	989	19	—	—
Other	10.5	years	4,943	95	1,472	28
Exteriors
Painting	5.0	years	2,914	56	—	—
Carpentry	10.0	years	2,158	42	—	—
Landscaping	6.1	years	1,536	30	8,498	164
Roofing	19.0	years	2,935	57	243	5
Site Drainage	10.0	years	377	7	—	—
Fencing/Stair	10.0	years	953	18	—	—
Other (b)	8.7	years	9,731	188	9,641	186
Common Areas
Mech., Elec., Plumbing	9.5	years	7,578	146	4,363	84
Parking/Paving	4.7	years	1,098	21	—	—
Pool/Exercise/Facility	7.8	years	6,722	130	1,151	22
Total Recurring (c)			$52,002	$1,003	$33,620	$648
Weighted Average Apartment Homes				51,881		51,881

Revenue Enhancing Expenditures (d)	10.0	years	$25,164	$11,548
Revenue Enhanced Apartment Homes				2,179

(a) Weighted average useful life of capitalized expenses for the three months and nine months ended September 30, 2015.
(b) Includes in part the following items: site/building repair, masonry/plaster, and general conditions.
(c) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.
(d) Represents capital expenditures for the three months and nine months ended September 30, 2015 spent on apartment unit renovation (primarily kitchens and baths) designed to reposition these assets for higher rental levels in their respective markets.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO
The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income (computed in accordance with accounting principles generally accepted in the United States of America ("GAAP")), excluding gains (or losses) associated with previously depreciated operating properties, real estate depreciation and amortization, impairments of depreciable assets, and adjustments for unconsolidated joint ventures. Our calculation of diluted FFO also assumes conversion of all potentially dilutive securities, including certain non-controlling interests, which are convertible into common shares. We consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of operating properties, and depreciation, FFO can assist in the comparison of the operating performance of a company’s real estate investments between periods or to different companies. A reconciliation of net income attributable to common shareholders to FFO is provided below:

Adjusted FFO
In addition to FFO, we compute Adjusted FFO ("AFFO") as a supplemental measure of operating performance. AFFO is calculated utilizing FFO less recurring capital expenditures which are necessary to help preserve the value of and maintain the functionality at our communities. Definitions of recurring capital expenditures are subjective. Accordingly, there can be no assurance our basis for computing this non-GAAP measure is comparable with that of other REITs. A reconciliation of FFO to AFFO is provided below:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Net income attributable to common shareholders	$37,044	$38,283	$188,722	$113,591
Real estate depreciation and amortization	63,852	58,039	186,818	170,606
Adjustments for unconsolidated joint ventures	2,300	1,340	6,782	3,980
Income allocated to non-controlling interests	1,150	1,050	7,738	3,099
Gain on sale of unconsolidated joint venture properties	—	—	—	(3,566)
Gain on sale of operating properties, net of tax	—	—	(85,145)	—
Funds from operations	$104,346	$98,712	$304,915	$287,710

Less: recurring capitalized expenditures	(21,508)	(18,074)	(52,002)	(43,484)

Adjusted funds from operations	$82,838	$80,638	$252,913	$244,226

Weighted average number of common shares outstanding:
EPS diluted	90,341	89,353	89,450	89,052
FFO/AFFO diluted	91,426	90,439	91,347	90,138

Earnings per common share - diluted	$0.41	$0.43	$2.09	$1.28
FFO per common share - diluted	$1.14	$1.09	$3.34	$3.19
AFFO per common share - diluted	$0.91	$0.89	$2.77	$2.71

Expected FFO

Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected earnings per common share (EPS). A reconciliation of the ranges provided for diluted EPS to expected FFO per diluted share is provided below:

	4Q15	Range	2015	Range
	Low	High	Low	High
Expected earnings per common share - diluted	$0.62	$0.66	$2.71	$2.75
Expected real estate depreciation and amortization	0.70	0.70	2.72	2.72
Expected adjustments for unconsolidated joint ventures	0.03	0.03	0.10	0.10
Expected income allocated to non-controlling interests	0.01	0.01	0.10	0.10
(Gain) on sale of unconsolidated joint venture property	—	—	—	—
Realized (gain) on sale of operating properties	—	—	(0.93)	(0.93)
Estimated (gain) on sale of operating property	(0.19)	(0.19)	(0.19)	(0.19)
Expected FFO per share - diluted	$1.17	$1.21	$4.51	$4.55

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Net Operating Income (NOI)

NOI is defined by the Company as total property income less property operating and maintenance expenses less real estate taxes. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. A reconciliation of net income attributable to common shareholders to net operating income is provided below:

	Three months ended September 30,		Nine months ended September 30,
	2015	2014	2015	2014
Net income attributable to common shareholders	$37,044	$38,283	$188,722	$113,591
Less: Fee and asset management	(1,902)	(2,131)	(5,083)	(7,301)
Less: Interest and other income	(107)	(430)	(308)	(762)
Less: Income/(loss) on deferred compensation plans	3,438	765	1,871	(1,934)
Plus: Property management	5,884	5,416	17,928	17,108
Plus: Fee and asset management	1,227	1,240	3,424	3,746
Plus: General and administrative	11,790	10,331	33,120	30,410
Plus: Interest	23,265	22,967	72,288	68,846
Plus: Depreciation and amortization	65,079	59,179	190,337	174,528
Plus: Amortization of deferred financing costs	725	836	2,143	2,493
Plus: Expense/(benefit) on deferred compensation plans	(3,438)	(765)	(1,871)	1,934
Less: Gain on sale of operating properties, including land	—	(1,808)	(85,192)	(3,609)
Less: Impairment associated with land holdings	—	—	—	1,152
Less: Equity in income of joint ventures	(1,574)	(863)	(4,487)	(5,889)
Plus: Income tax expense	498	353	1,334	1,228
Plus: Income allocated to non-controlling interests from continuing operations	1,150	1,050	7,738	3,099
Net Operating Income (NOI)	$143,079	$134,423	$421,964	$398,640

"Same Property" Communities	$130,695	$123,929	$386,416	$367,863
Non-"Same Property" Communities	7,982	3,919	25,442	11,425
Development and Lease-Up Communities	2,943	269	5,610	297
Dispositions/Other	1,459	6,306	4,496	19,055
Net Operating Income (NOI)	$143,079	$134,423	$421,964	$398,640

EBITDA

EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, excluding equity in (income) loss of joint ventures, (gain) loss on sale of unconsolidated joint venture interests, gain on acquisition of controlling interest in joint ventures, gain on sale of operating properties including land, net of tax, and income (loss) allocated to non-controlling interests. The Company considers EBITDA to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. A reconciliation of net income attributable to common shareholders to EBITDA is provided below:

	Three months ended September 30,		Nine months ended September 30,
	2015	2014	2015	2014
Net income attributable to common shareholders	$37,044	$38,283	$188,722	$113,591
Plus: Interest	23,265	22,967	72,288	68,846
Plus: Amortization of deferred financing costs	725	836	2,143	2,493
Plus: Depreciation and amortization	65,079	59,179	190,337	174,528
Plus: Income allocated to non-controlling interests from continuing operations	1,150	1,050	7,738	3,099
Plus: Income tax expense	498	353	1,334	1,228
Less: Gain on sale of operating properties, including land	—	(1,808)	(85,192)	(3,609)
Less: Impairment associated with land holdings	—	—	—	1,152
Less: Equity in income of joint ventures	(1,574)	(863)	(4,487)	(5,889)
EBITDA	$126,187	$119,997	$372,883	$355,439

CAMDEN	OTHER DATA

(Unaudited)

Stock Symbol:	CPT

Exchange Traded:	NYSE

Senior Unsecured Debt Ratings:		Rating	Outlook
	Moody's	Baa1	Positive
	Fitch	BBB+	Positive
	Standard & Poor's	BBB+	Stable

Estimated Future Dates:		Q4 '15	Q1 '16	Q2 '16	Q3 '16
Earnings Release & Conference Call		Late Jan	Late April	Late July	Late October

Dividend Information - Common Shares:		Q1 '15	Q2 '15	Q3 '15
Declaration Date		1/28/2015	6/15/2015	9/15/2015
Record Date		3/31/2015	6/30/2015	9/30/2015
Payment Date		4/17/2015	7/17/2015	10/16/2015
Distributions Per Share		$0.70	$0.70	$0.70

Investor Relations Data:

Camden does not send quarterly reports to shareholders, but supplies 10-Q's, Earnings Releases, and Supplemental Data upon request.

For Investor Relations: recent press releases, 10-Q's, 10-K's, and other information, call 1-800-9CAMDEN or (713) 354-2787.

To access Camden's Quarterly Conference Call, please visit our web site at camdenliving.com.

For questions contact:

Richard J. Campo	Chairman & Chief Executive Officer
D. Keith Oden	President
H. Malcolm Stewart	Chief Operating Officer
Alexander J. Jessett	Chief Financial Officer
Kimberly A. Callahan	Senior Vice President - Investor Relations

CAMDEN	COMMUNITY TABLE
Community statistics as of 9/30/2015

(Unaudited)							3Q15 Avg Monthly		3Q15 Avg Monthly
			Year Placed	Average	Apartment	3Q15 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Copper Square	Phoenix	AZ	2000	786	332	96%	$1,052	$1.34	$1,317	$1.68
Camden Foothills	Scottsdale	AZ	2014	1,032	220	94%	1,400	1.36	1,553	1.51
Camden Hayden (1)	Tempe	AZ	2015	1,043	234	Lease-Up	1,418	1.36	1,500	1.44
Camden Legacy	Scottsdale	AZ	1996	1,067	428	95%	1,100	1.03	1,343	1.26
Camden Montierra	Scottsdale	AZ	1999	1,071	249	96%	1,237	1.15	1,428	1.33
Camden Pecos Ranch	Chandler	AZ	2001	924	272	97%	960	1.04	1,191	1.29
Camden San Marcos	Scottsdale	AZ	1995	984	320	95%	1,100	1.12	1,254	1.27
Camden San Paloma	Scottsdale	AZ	1993/1994	1,042	324	96%	1,110	1.07	1,349	1.30
Camden Sotelo	Tempe	AZ	2008/2012	1,303	170	95%	1,447	1.11	1,643	1.26
TOTAL ARIZONA	9	Properties		1,009	2,549	96%	1,172	1.16	1,372	1.36

Camden Crown Valley	Mission Viejo	CA	2001	1,009	380	95%	1,869	1.85	2,087	2.07
Camden Glendale (1)	Glendale	CA	2015	882	303	Lease-Up	2,329	2.64	2,424	2.75
Camden Harbor View	Long Beach	CA	2004	975	538	97%	2,301	2.36	2,544	2.61
Camden Main and Jamboree	Irvine	CA	2008	1,011	290	97%	1,976	1.96	2,172	2.15
Camden Martinique	Costa Mesa	CA	1986	794	714	94%	1,595	2.01	1,782	2.24
Camden Parkside	Fullerton	CA	1972	836	421	96%	1,433	1.71	1,583	1.89
Camden Sea Palms	Costa Mesa	CA	1990	891	138	96%	1,772	1.99	1,943	2.18
Total Los Angeles/Orange County	7	Properties		904	2,784	96%	1,873	2.08	2,033	2.25

Camden Landmark	Ontario	CA	2006	982	469	96%	1,437	1.46	1,523	1.55
Camden Old Creek	San Marcos	CA	2007	1,037	350	97%	1,829	1.76	2,044	1.97
Camden Sierra at Otay Ranch	Chula Vista	CA	2003	962	422	96%	1,726	1.79	1,947	2.02
Camden Tuscany	San Diego	CA	2003	896	160	95%	2,364	2.64	2,591	2.89
Camden Vineyards	Murrieta	CA	2002	1,053	264	97%	1,405	1.34	1,618	1.54
Total San Diego/Inland Empire	5	Properties		991	1,665	96%	1,677	1.69	1,861	1.88

TOTAL CALIFORNIA	12	Properties		935	4,449	96%	1,800	1.92	1,876	2.01

Camden Belleview Station	Denver	CO	2009	888	270	96%	1,343	1.52	1,448	1.63
Camden Caley	Englewood	CO	2000	925	218	97%	1,284	1.39	1,487	1.61
Camden Denver West	Golden	CO	1997	1,015	320	96%	1,507	1.48	1,716	1.69
Camden Flatirons (1)	Denver	CO	2015	960	424	Lease-Up	1,450	1.51	1,643	1.71
Camden Highlands Ridge	Highlands Ranch	CO	1996	1,149	342	97%	1,545	1.35	1,756	1.53
Camden Interlocken	Broomfield	CO	1999	1,010	340	98%	1,424	1.41	1,622	1.61
Camden Lakeway	Littleton	CO	1997	932	451	96%	1,336	1.43	1,553	1.67
TOTAL COLORADO	7	Properties		985	2,365	97%	1,419	1.44	1,610	1.63

Camden Ashburn Farm	Ashburn	VA	2000	1,062	162	98%	1,526	1.44	1,750	1.65
Camden Clearbrook	Frederick	MD	2007	1,048	297	96%	1,396	1.33	1,623	1.55
Camden College Park	College Park	MD	2008	942	508	95%	1,542	1.64	1,768	1.88
Camden Dulles Station	Oak Hill	VA	2009	978	382	96%	1,632	1.67	1,891	1.93
Camden Fair Lakes	Fairfax	VA	1999	1,056	530	97%	1,694	1.60	1,949	1.85
Camden Fairfax Corner	Fairfax	VA	2006	934	489	96%	1,746	1.87	1,978	2.12
Camden Fallsgrove	Rockville	MD	2004	996	268	96%	1,752	1.76	1,941	1.95
Camden Grand Parc	Washington	DC	2002	674	105	98%	2,376	3.54	2,643	3.93
Camden Lansdowne	Leesburg	VA	2002	1,006	690	97%	1,476	1.47	1,683	1.67
Camden Largo Town Center	Largo	MD	2000/2007	1,027	245	96%	1,596	1.55	1,781	1.73
Camden Monument Place	Fairfax	VA	2007	856	368	97%	1,525	1.78	1,745	2.04
Camden NoMa	Washington	DC	2014	770	321	94%	2,131	2.77	2,432	3.16
Camden Potomac Yard	Arlington	VA	2008	835	378	98%	1,988	2.38	2,211	2.65
Camden Roosevelt	Washington	DC	2003	856	198	96%	2,601	3.04	2,907	3.40
Camden Russett	Laurel	MD	2000	992	426	96%	1,461	1.47	1,647	1.66
Camden Silo Creek	Ashburn	VA	2004	975	284	98%	1,487	1.53	1,696	1.74
Camden South Capitol (2)	Washington	DC	2013	821	276	95%	2,095	2.55	2,443	2.97
Camden Summerfield	Landover	MD	2008	957	291	96%	1,634	1.71	1,788	1.87
Camden Summerfield II	Landover	MD	2012	936	187	94%	1,650	1.77	1,787	1.91
TOTAL DC METRO	19	Properties		946	6,405	96%	1,697	1.79	1,924	2.03

Camden Aventura	Aventura	FL	1995	1,108	379	96%	1,876	1.69	2,153	1.94
Camden Boca Raton	Boca Raton	FL	2014	843	261	96%	1,880	2.23	2,084	2.47
Camden Brickell	Miami	FL	2003	937	405	97%	2,000	2.13	2,165	2.31
Camden Doral	Miami	FL	1999	1,120	260	97%	1,815	1.62	2,023	1.81
Camden Doral Villas	Miami	FL	2000	1,253	232	97%	1,900	1.52	2,109	1.68
Camden Las Olas	Ft. Lauderdale	FL	2004	1,043	420	97%	1,969	1.89	2,183	2.09
Camden Plantation	Plantation	FL	1997	1,201	502	97%	1,512	1.26	1,719	1.43
Camden Portofino	Pembroke Pines	FL	1995	1,112	322	98%	1,512	1.36	1,763	1.59
Total Southeast Florida	8	Properties		1,079	2,781	97%	$1,797	$1.67	$2,013	$1.87

CAMDEN	COMMUNITY TABLE
Community statistics as of 9/30/2015

(Unaudited)							3Q15 Avg Monthly		3Q15 Avg Monthly
			Year Placed	Average	Apartment	3Q15 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Hunter's Creek	Orlando	FL	2000	1,075	270	98%	$1,197	$1.11	$1,387	$1.29
Camden Lago Vista	Orlando	FL	2005	955	366	97%	1,042	1.09	1,252	1.31
Camden LaVina	Orlando	FL	2012	970	420	95%	1,128	1.16	1,344	1.39
Camden Lee Vista	Orlando	FL	2000	937	492	97%	1,009	1.08	1,212	1.29
Camden Orange Court	Orlando	FL	2008	817	268	96%	1,240	1.52	1,455	1.78
Camden Renaissance	Altamonte Springs	FL	1996/1998	899	578	96%	924	1.03	1,096	1.22
Camden Town Square	Orlando	FL	2012	986	438	97%	1,187	1.21	1,400	1.42
Camden Waterford Lakes (2)	Orlando	FL	2013	971	300	96%	1,255	1.29	1,492	1.54
Camden World Gateway	Orlando	FL	2000	979	408	96%	1,121	1.14	1,303	1.33
Total Orlando	9	Properties		951	3,540	96%	1,100	1.16	1,302	1.37

Camden Bay	Tampa	FL	1997/2001	943	760	96%	1,006	1.07	1,239	1.31
Camden Lakes	St. Petersburg	FL	1982/1983	732	688	96%	841	1.15	1,045	1.43
Camden Montague	Tampa	FL	2012	975	192	96%	1,171	1.20	1,410	1.45
Camden Preserve	Tampa	FL	1996	942	276	96%	1,238	1.31	1,456	1.55
Camden Providence Lakes (3)	Brandon	FL	1996	1,024	260	96%	993	0.97	1,239	1.21
Camden Royal Palms	Brandon	FL	2006	1,017	352	96%	1,070	1.05	1,306	1.28
Camden Visconti (2)	Tampa	FL	2007	1,125	450	97%	1,198	1.06	1,422	1.26
Camden Westchase Park	Tampa	FL	2012	993	348	96%	1,304	1.31	1,565	1.58
Camden Westshore	Tampa	FL	1986	728	278	96%	980	1.35	1,178	1.62
Camden Woods	Tampa	FL	1986	1,223	444	96%	975	0.80	1,184	0.97
Total Tampa	10	Properties		961	4,048	96%	1,048	1.09	1,273	1.33

TOTAL FLORIDA	27	Properties		989	10,369	96%	1,267	1.28	1,483	1.50

Camden Brookwood	Atlanta	GA	2002	912	359	96%	1,250	1.36	1,450	1.58
Camden Creekstone	Atlanta	GA	2002	990	223	96%	1,132	1.14	1,262	1.27
Camden Deerfield	Alpharetta	GA	2000	1,187	292	95%	1,292	1.09	1,495	1.26
Camden Dunwoody	Atlanta	GA	1997	1,007	324	97%	1,169	1.16	1,394	1.38
Camden Fourth Ward	Atlanta	GA	2014	847	276	96%	1,561	1.84	1,755	2.07
Camden Midtown Atlanta	Atlanta	GA	2001	935	296	95%	1,300	1.39	1,481	1.58
Camden Peachtree City	Peachtree City	GA	2001	1,027	399	95%	1,162	1.13	1,421	1.38
Camden Phipps (2)	Atlanta	GA	1996	1,018	234	96%	1,480	1.46	1,690	1.66
Camden Shiloh	Kennesaw	GA	1999/2002	1,143	232	97%	1,130	0.99	1,346	1.18
Camden St. Clair	Atlanta	GA	1997	999	336	96%	1,205	1.21	1,423	1.42
Camden Stockbridge	Stockbridge	GA	2003	1,009	304	96%	871	0.86	1,069	1.06
Camden Vantage	Atlanta	GA	2010	901	592	97%	1,250	1.39	1,416	1.57
TOTAL GEORGIA	12	Properties		988	3,867	96%	1,230	1.24	1,429	1.45

Camden Bel Air	Las Vegas	NV	1988/1995	943	528	94%	776	0.82	950	1.01
Camden Breeze	Las Vegas	NV	1989	846	320	95%	796	0.94	960	1.13
Camden Canyon	Las Vegas	NV	1995	987	200	96%	951	0.96	1,159	1.17
Camden Commons	Henderson	NV	1988	936	376	95%	825	0.88	1,022	1.09
Camden Cove	Las Vegas	NV	1990	898	124	96%	768	0.86	930	1.04
Camden Del Mar	Las Vegas	NV	1995	986	560	96%	1,008	1.02	1,204	1.22
Camden Fairways	Henderson	NV	1989	896	320	95%	946	1.06	1,151	1.29
Camden Hills	Las Vegas	NV	1991	439	184	95%	547	1.25	712	1.62
Camden Legends	Henderson	NV	1994	792	113	97%	861	1.09	1,011	1.28
Camden Palisades	Las Vegas	NV	1991	905	624	95%	766	0.85	936	1.04
Camden Pines	Las Vegas	NV	1997	982	315	95%	880	0.90	1,069	1.09
Camden Pointe	Las Vegas	NV	1996	983	252	96%	782	0.80	932	0.95
Camden Summit	Henderson	NV	1995	1,187	234	96%	1,163	0.98	1,376	1.16
Camden Tiara	Las Vegas	NV	1996	1,043	400	96%	933	0.89	1,117	1.07
Camden Vintage	Las Vegas	NV	1994	978	368	95%	757	0.77	934	0.95
TOTAL NEVADA	15	Properties		938	4,918	95%	854	0.91	1,036	1.10

Camden Ballantyne	Charlotte	NC	1998	1,045	400	98%	1,197	1.14	1,414	1.35
Camden Cotton Mills	Charlotte	NC	2002	905	180	97%	1,454	1.61	1,661	1.84
Camden Dilworth	Charlotte	NC	2006	857	145	98%	1,396	1.63	1,602	1.87
Camden Fairview	Charlotte	NC	1983	1,036	135	97%	1,118	1.08	1,330	1.28
Camden Foxcroft	Charlotte	NC	1979	940	156	95%	961	1.02	1,160	1.23
Camden Grandview	Charlotte	NC	2000	1,057	266	96%	1,602	1.51	1,774	1.67
Camden Sedgebrook	Charlotte	NC	1999	972	368	97%	1,035	1.06	1,250	1.29
Camden Simsbury	Charlotte	NC	1985	874	100	97%	1,095	1.25	1,292	1.48
Camden South End Square	Charlotte	NC	2003	882	299	96%	1,342	1.52	1,556	1.76
Camden Stonecrest	Charlotte	NC	2001	1,098	306	99%	1,252	1.14	1,454	1.32
Camden Touchstone	Charlotte	NC	1986	899	132	98%	933	1.04	1,121	1.25
Total Charlotte	11	Properties		980	2,487	97%	$1,234	$1.26	$1,438	$1.47

CAMDEN	COMMUNITY TABLE
Community statistics as of 9/30/2015

(Unaudited)							3Q15 Avg Monthly		3Q15 Avg Monthly
			Year Placed	Average	Apartment	3Q15 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Asbury Village (2)	Raleigh	NC	2009	1,009	350	97%	$1,091	$1.08	$1,199	$1.19
Camden Crest	Raleigh	NC	2001	1,013	438	95%	942	0.93	1,133	1.12
Camden Governor's Village	Chapel Hill	NC	1999	1,046	242	95%	971	0.93	1,215	1.16
Camden Lake Pine	Apex	NC	1999	1,066	446	96%	1,010	0.95	1,229	1.15
Camden Manor Park	Raleigh	NC	2006	966	484	96%	1,000	1.03	1,184	1.23
Camden Overlook	Raleigh	NC	2001	1,060	320	97%	1,128	1.06	1,334	1.26
Camden Reunion Park	Apex	NC	2000/2004	972	420	95%	886	0.91	1,072	1.10
Camden Westwood	Morrisville	NC	1999	1,027	354	96%	946	0.92	1,150	1.12
Total Raleigh	8	Properties		1,016	3,054	96%	993	0.98	1,184	1.17

TOTAL NORTH CAROLINA	19	Properties		1,000	5,541	96%	1,101	1.10	1,299	1.30

Camden Amber Oaks (2)	Austin	TX	2009	862	348	96%	994	1.15	1,242	1.44
Camden Amber Oaks II (2)	Austin	TX	2012	910	244	96%	1,092	1.20	1,360	1.49
Camden Brushy Creek (2)	Cedar Park	TX	2008	882	272	97%	1,042	1.18	1,187	1.35
Camden Cedar Hills	Austin	TX	2008	911	208	97%	1,177	1.29	1,410	1.55
Camden Gaines Ranch	Austin	TX	1997	955	390	96%	1,309	1.37	1,543	1.62
Camden Huntingdon	Austin	TX	1995	903	398	96%	1,029	1.14	1,259	1.39
Camden La Frontera	Austin	TX	2015	901	300	96%	1,115	1.24	1,326	1.47
Camden Lamar Heights	Austin	TX	2015	838	314	98%	1,323	1.58	1,484	1.77
Camden Shadow Brook (2)	Austin	TX	2009	909	496	96%	1,084	1.19	1,237	1.36
Camden Stoneleigh	Austin	TX	2001	908	390	97%	1,179	1.30	1,379	1.52
Total Austin	10	Properties		899	3,360	96%	1,133	1.26	1,339	1.49

Camden Breakers	Corpus Christi	TX	1996	868	288	96%	1,165	1.34	1,418	1.63
Camden Copper Ridge	Corpus Christi	TX	1986	775	344	94%	885	1.14	1,106	1.43
Camden Miramar (4)	Corpus Christi	TX	1994-2014	494	1,005	51%	1,126	2.28	1,270	2.57
Camden South Bay (2)	Corpus Christi	TX	2007	1,055	270	97%	1,260	1.19	1,477	1.40
Total Corpus Christi	4	Properties		681	1,907	95%	1,108	1.63	1,301	1.91

Camden Addison	Addison	TX	1996	942	456	96%	1,063	1.13	1,237	1.31
Camden Belmont	Dallas	TX	2010/2012	945	477	96%	1,393	1.47	1,539	1.63
Camden Buckingham	Richardson	TX	1997	919	464	97%	1,100	1.20	1,308	1.42
Camden Centreport	Ft. Worth	TX	1997	911	268	97%	1,015	1.11	1,212	1.33
Camden Cimarron	Irving	TX	1992	772	286	97%	1,053	1.37	1,230	1.59
Camden Design District (2)	Dallas	TX	2009	939	355	97%	1,314	1.40	1,422	1.52
Camden Farmers Market	Dallas	TX	2001/2005	932	904	95%	1,207	1.29	1,369	1.47
Camden Henderson	Dallas	TX	2012	967	106	96%	1,506	1.56	1,684	1.74
Camden Legacy Creek	Plano	TX	1995	831	240	97%	1,116	1.34	1,316	1.58
Camden Legacy Park	Plano	TX	1996	871	276	97%	1,124	1.29	1,321	1.52
Camden Panther Creek (2)	Frisco	TX	2009	946	295	97%	1,119	1.18	1,287	1.36
Camden Riverwalk (2)	Grapevine	TX	2008	982	600	95%	1,332	1.36	1,471	1.50
Camden Valley Park	Irving	TX	1986	743	516	97%	965	1.30	1,139	1.53
Total Dallas/Ft. Worth	13	Properties		905	5,243	96%	1,174	1.30	1,341	1.48

Camden City Centre	Houston	TX	2007	932	379	96%	1,660	1.78	1,849	1.98
Camden City Centre II	Houston	TX	2013	868	268	97%	1,727	1.99	1,935	2.23
Camden Cypress Creek (2)	Cypress	TX	2009	993	310	97%	1,263	1.27	1,401	1.41
Camden Downs at Cinco Ranch (2)	Katy	TX	2004	1,075	318	95%	1,286	1.20	1,418	1.32
Camden Grand Harbor (2)	Katy	TX	2008	959	300	95%	1,186	1.24	1,358	1.42
Camden Greenway	Houston	TX	1999	861	756	96%	1,425	1.66	1,634	1.90
Camden Heights (2)	Houston	TX	2004	927	352	96%	1,561	1.68	1,703	1.84
Camden Holly Springs	Houston	TX	1999	934	548	94%	1,255	1.34	1,428	1.53
Camden Midtown	Houston	TX	1999	844	337	96%	1,712	2.03	1,918	2.27
Camden Northpointe (2)	Tomball	TX	2008	940	384	96%	1,103	1.17	1,268	1.35
Camden Oak Crest	Houston	TX	2003	870	364	96%	1,119	1.29	1,301	1.50
Camden Park	Houston	TX	1995	866	288	95%	1,107	1.28	1,276	1.47
Camden Plaza	Houston	TX	2007	915	271	97%	1,576	1.72	1,749	1.91
Camden Post Oak	Houston	TX	2003	1,200	356	92%	2,574	2.15	2,696	2.25
Camden Royal Oaks	Houston	TX	2006	923	236	99%	1,285	1.39	1,351	1.46
Camden Royal Oaks II	Houston	TX	2012	1,054	104	97%	1,500	1.42	1,578	1.50
Camden Spring Creek (2)	Spring	TX	2004	1,080	304	96%	1,247	1.16	1,359	1.26
Camden Stonebridge	Houston	TX	1993	845	204	95%	1,112	1.32	1,279	1.51
Camden Sugar Grove	Stafford	TX	1997	921	380	95%	1,137	1.23	1,301	1.41
Camden Travis Street	Houston	TX	2010	819	253	96%	1,615	1.97	1,845	2.25
Camden Vanderbilt	Houston	TX	1996/1997	863	894	96%	1,469	1.70	1,663	1.93
Camden Whispering Oaks	Houston	TX	2008	934	274	95%	1,276	1.36	1,444	1.54
Camden Woodson Park (2)	Houston	TX	2008	916	248	97%	1,181	1.29	1,330	1.45
Camden Yorktown (2)	Houston	TX	2008	995	306	94%	1,201	1.21	1,380	1.39
Total Houston	24	Properties		930	8,434	96%	1,407	1.51	1,574	1.69

TOTAL TEXAS	51	Properties		892	18,944	96%	1,264	1.42	1,444	1.62

TOTAL PROPERTIES	171	Properties		947	59,407	96%	$1,302	$1.37	$1,489	$1.57
(1) Completed communities in lease-up as of September 30, 2015 are excluded from total occupancy numbers.
(2) Communities owned through investment in joint venture.
(3) Camden Providence Lakes sold subsequent to quarter end.
(4) Miramar is a student housing community which is excluded from total occupancy numbers.